UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JANUARY 13, 2020

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

301 Binney Street

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01. Regulation FD Disclosure.

On January 13, 2020, the Cyclerion Therapeutics, Inc. (“Cyclerion” or the “Company”) issued a press release announcing positive Phase 1 study results that provide the foundation for continued development of IW-6463, an oral, once-daily central nervous system (CNS)-penetrant soluble guanylate cyclase (sGC) stimulator for the treatment of serious neurodegenerative diseases. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Cyclerion management will discuss IW-6463 and its CNS program, along with its diabetic nephropathy and sickle cell clinical programs, at the J.P. Morgan Healthcare Conference on Wednesday January 15, 2020. The presentation will be live webcast at 9:00AM PST (12:00PM EST). A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Current Report on Form 8-K. The presentation will be followed by a question and answer session to be held at 9:30AM PT (12:30PM EST).

A live webcast of the presentation can be accessed at https://jpmorgan.metameetings.net/events/hc20/sessions/29869-cyclerion/webcast and a live webcast of the question and answer session can be accessed at https://jpmorgan .metameetings.net/events/hc20/sessions/30203-cyclerion-q-a/webcast. The presentation materials and replays of the webcast and the question and answer sessions will be available for 90 days following the conference on the “Investors & Media” page of the Company’s website at https://ir.cyclerion.com/news-events/news-releases.

This report and the webcasts may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements about the anticipated timing of release of topline results of our clinical trials; the progression of our discovery programs into clinical development; and the business and operations of Cyclerion. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward- looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include but are not limited to statements about possible or assumed future results of operations; preclinical, clinical and non-clinical studies, the interpretation of data therefrom and the ability to replicate findings from such studies; business strategies, research and development plans, collaborations, partnerships, out-licensing (including without limitation with respect to praliciguat), regulatory activities and any timing thereof; competitive position, potential growth or commercial opportunities; the clinical potential, application, commercialization or potential markets of or for any proposed products; the anticipated timing of release of data from any clinical trials; our ability to obtain necessary approvals from regulatory authorities; our ability to advance product candidates in clinical trials; that regulatory approval processes are lengthy, time-consuming and inherently unpredictable; that significant variability in safety or efficacy may appear in different clinical studies of the same product candidate; that product candidates in later stages of clinical studies often fail to demonstrate adequate safety and efficacy despite promising preclinical testing and earlier clinical studies; the timing, investment and associated activities involved in developing and obtaining regulatory approval for our product candidates; our plans with respect to the development of our product candidates and the associated timing thereof, including the design and results of pre-clinical and clinical studies; the efficacy of our product candidates; and the risks more fully listed under the heading “Risk Factors” and elsewhere in our Registration Statement on Form S-1 filed on April 18, 2019, and in Cyclerion’s subsequent SEC filings, including the Form 10-Q filed on November 12, 2019. Investors are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements (except as otherwise noted) would speak only as of the respective dates of this report and the webcasts, and Cyclerion undertakes no obligation to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release of Cyclerion Therapeutics, Inc. dated January 13, 2020
99.2	Investor Presentation of Cyclerion Therapeutics, Inc. dated January 13, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: January 13, 2020	By:	/s/ William Huyett
Name: William Huyett
Title: Chief Financial Officer

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